UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report:
June 22, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
PG&E Corporation  ☐
Pacific Gas and Electric Company  ☐

Item 1.01.	Entry into a Material Definitive Agreement
On June 22, 2021, PG&E Corporation, the several banks and other financial institutions or entities party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent entered into Amendment No. 1 to Credit Agreement (the “Corporation Amendment”) that amended that certain Credit Agreement, dated as of July 1, 2020 (as amended, the “Corporation Revolving Credit Agreement”), by and among PG&E Corporation, the several banks and other financial institutions or entities party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. The Corporation Revolving Credit Agreement was amended to, among other things, (i) extend the maturity date of such agreement to June 22, 2024 and (ii) modify both the interest rate pricing grid and commitment fee pricing grid.
The foregoing description of the Corporation Amendment and the Corporation Revolving Credit Agreement is qualified in its entirety by reference to the full text of the Corporation Amendment and the Corporation Revolving Credit Agreement, which are attached as Exhibit 10.1 hereto and incorporated by reference herein.
On June 22, 2021, Pacific Gas and Electric Company (the “Utility”), the several banks and other financial institutions or entities party thereto from time to time, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-Administrative
Agents, and Citibank, N.A., as Designated Agent, entered into Amendment No. 1 to Credit Agreement (the “Utility Amendment”) that amended that certain Credit Agreement, dated as of July 1, 2020 (as amended, the “Utility Revolving Credit Agreement”), by and among the Utility, the several banks and other financial institutions or entities party thereto from time to time, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-Administrative
Agents, and Citibank, N.A., as Designated Agent. The Utility Revolving Credit Agreement was amended to, among other things, (i) increase the aggregate commitments provided by the lenders thereunder to $4,000,000,000, (ii) extend the maturity date of such agreement to June 22, 2026 and (iii) provide for reduced interest rates and commitment fee rates based on the credit rating of the Utility.
The foregoing description of the Utility Amendment and the Utility Revolving Credit Agreement is qualified in its entirety by reference to the full text of the Utility Amendment and the Utility Revolving Credit Agreement, which are attached as Exhibit 10.2 hereto and incorporated by reference herein.
The lenders under the Corporation Revolving Credit Agreement and the Utility Revolving Credit Agreement and/or their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to PG&E Corporation and the Utility. Such lenders have received, and may in the future receive, customary compensation from PG&E Corporation and the Utility for such services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events
In connection with the Utility Amendment, on June 22, 2021, the Utility and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under that certain Indenture of Mortgage, dated as of June 19, 2020 (as amended and supplemented, the “Mortgage Indenture”), between the Utility and the Trustee entered into a Tenth Supplemental Indenture to the Mortgage Indenture in order to issue certain collateral bonds, including a collateral bond to secure the Utility’s obligations under the Utility Revolving Credit Agreement.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

4.1	Tenth Supplemental Indenture, dated as of June 22, 2021, relating to the collateral bonds, between the Utility and the Trustee (including the forms of collateral bonds)

10.1
Amendment No.1 to Credit Agreement, dated as of June 22, 2021, among PG&E Corporation, the several banks and other financial institutions or entities party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent

10.2
Amendment No. 1 to Credit Agreement, dated as of June 22, 2021, among Pacific Gas and Electric Company, the several banks and other financial institutions or entities party thereto from time to time, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-Administrative Agents, and Citibank, N.A., as Designated Agent

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ Christopher A. Foster
Dated: June 23, 2021		Christopher A. Foster Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
Dated: June 23, 2021		David S. Thomason Vice President, Chief Financial Officer and Controller